UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2009

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

On March 16, 2009, the Registrant announced that Mr. William L. Windisch, a director and Chairman of the Board of the Registrant and its principal subsidiary, Fidelity Bank, passed away on March 13, 2009. On March 18, 2009, the Registrant announced that Director Christopher S. Green has been appointed Chairman of the Board of the Registrant and Fidelity Bank and that Director Charles E. Nettrour has been appointed Vice-Chairman. For additional information, reference is made to the Registrant’s press releases, dated March 16 and 18, 2009 which are filed with this report as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Number	Description

99.1	Press Release, dated March 16, 2009

99.2	Press Release, dated March 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY BANCORP, INC.

Date:	March 18, 2009	By:	/s/ Richard G. Spencer
Richard G. Spencer
President and Chief Executive Officer
(Duly Authorized Representative)